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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 20, 2001
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                           EXCHANGE APPLICATIONS, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                   0-24679                    04-3338916
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                  89 South Street, Boston, Massachusetts 02111
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               (Address of Principal Executive Offices) (ZIP Code)


        Registrant's telephone number, including area code (617) 737-2244
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ITEM 5. OTHER EVENTS.
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         On February 20, 2001, Exchange Applications, Inc., (the "Company")
issued a 9% Bridge Promissory Note (the "February Note") and a Warrant (the "February Warrant") to purchase up to 108,877 shares of Common Stock, $.001 par value per share (the "Warrant Shares") to InSight Capital Partners and certain of its affiliated funds (collectively, "InSight") for an aggregate principal amount of up to $3.0 million. The February Note matures on April 30, 2001. Interest on the February Note accrues daily at the rate of nine percent per annum. The February Warrant is exercisable at any time after April 30, 2001 and on or prior to February 20, 2011. The exercise price for each Warrant Share is $2.7554.



         On March 28, 2001, the Company issued a 10% Bridge Promissory Note (the "March Note") and a Warrant (the "March Warrant") to purchase up to 294,118 shares of Common Stock, $.001 par value per share (the "March Warrant Shares")to Insight for an aggregate principal amount of up to $1.5 million. The March Note matures on June 28, 2001. Interest on the March Note accrues daily at the rate of ten percent per annum. The March Warrant is exercisable at any time after June 28, 2001 and on or prior to March 28, 2011. The exercise price for each March Warrant Share is $1.53.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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        (C)  EXHIBITS.
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        Exhibit 99.1      Form of Securities Purchase Agreement, dated as of
                          February 20, 2001, by and among the Company and InSight.

        Exhibit 99.2 Form of 9% Bridge Promissory Note in the aggregate principal amount of up to $3,000,000 issued by the Company to InSight, dated as of February 20, 2001.

        Exhibit 99.3 Form of Warrant issued by the Company to InSight, dated February 20, 2001.

        Exhibit 99.4 Form of Amended and Restated Registration Rights Agreement, dated as of February 20, 2001, by and among the Company and InSight.

        Exhibit 99.5 Form of Securities Purchase Agreement, dated as of March 28, 2001, by and among the Company and InSight.

        Exhibit 99.6 Form of 10% Bridge Promissory Note in the aggregate principal amount of up to $1,500,000 issued by the Company to InSight, dated as of March 28, 2001.

        Exhibit 99.7 Form of Warrant issued by the Company to InSight, dated March 28, 2001.

        Exhibit 99.8 Form of Second Amended and Restated Registration Right Agreement, dated as of March 28, 2001, by and among the Company and InSight.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   EXCHANGE APPLICATIONS, INC.



                                   By:   /s/ Andrew J. Frawley
                                         ---------------------------------------
                                         Andrew J. Frawley
                                         Chairman of the Board and CEO
Dated:  April 11, 2001


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                                  EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------

        Exhibit 99.1 Form of Securities Purchase Agreement, dated as of February 20, 2001, by and among the Company and InSight.

        Exhibit 99.2 Form of 9% Bridge Promissory Note in the aggregate principal amount of up to $3,000,000 issued by the Company to InSight, dated as of February 20, 2001.

        Exhibit 99.3 Form of Warrant issued by the Company to InSight, dated February 20, 2001.

        Exhibit 99.4 Form of Amended and Restated Registration Rights Agreement, dated as of February 20, 2001, by and among the Company and InSight.

        Exhibit 99.5 Form of Securities Purchase Agreement, dated as of March 28, 2001, by and among the Company and InSight.

        Exhibit 99.6 Form of 10% Bridge Promissory Note in the aggregate principal amount of up to $1,500,000 issued by the Company to InSight, dated as of March 28, 2001.

        Exhibit 99.7 Form of Warrant issued by the Company to InSight, dated March 28, 2001.

        Exhibit 99.8 Form of Second Amended and Restated Registration Right Agreement, dated as of March 28, 2001, by and among the Company and InSight.


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